Company registration number 10198821 (England and Wales) BEAT CAPITAL PARTNERS LIMITED UNAUDITED INTERIM REPORT AND CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 MARCH 2024 AND PERIOD ENDED 31 MARCH 2023

COMPANY INFORMATION Directors M Cannan J P Cavanagh J Consolino E Lieskovska A J T Milligan M Popoli P M Rayner B Schnitzer Secretaries K Baker H Marsden S Naher Company number 10198821 Registered office 5th Floor 6 Bevis Marks London EC3A 7BA Auditor Ernst & Young LLP 25 Churchill Place Canary Wharf London E14 5EY Bankers Barclays Bank PLC One Churchill Place London E14 5HP Solicitors RPC Tower Bridge House St Katharine's Way London E1W 1AA

CONTENTS Page Directors responsibilities statement 1 Group statement of comprehensive income 2 Group statement of financial position 3-4 Group statement of changes in equity 5 Group statement of cash flows 6 Notes to the financial statements 7-15

1 DIRECTORS' RESPONSIBILITIES STATEMENT FOR THE PERIOD ENDED 31 MARCH 2024 AND PERIOD ENDED 31 MARCH 2023 The directors are responsible for preparing the Annual Report and the financial statements in accordance with applicable law and regulations. Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the group and company, and of the profit or loss of the group for that period. In preparing these financial statements, the directors are required to: • select suitable accounting policies and then apply them consistently; • make judgements and accounting estimates that are reasonable and prudent; • state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements; • prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group and company will continue in business. The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the group’s and company’s transactions and disclose with reasonable accuracy at any time the financial position of the group and company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the group and company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

2 BEAT CAPITAL PARTNERS LIMITED UNAUDITED GROUP STATEMENT OF COMPREHENSIVE INCOME FOR THE PERIOD ENDED 31 MARCH 2024 AND PERIOD ENDED 31 MARCH 2023 Continuing Discontinued 31 March Continuing Discontinued 31 March operations operations 2024 operations operations 2023 Notes £'000 £'000 £'000 £'000 £'000 £'000 Turnover 11,686 4 11.690 11,137 159 11,296 Administrative expenses (7,956) (26) (7.982) (6,358) (345) (6,701) Operating profit/(loss) 3,730 (22) 3,708 4,779 (186) 4,595 Interest receivable and similar income 273 - 273 210 - 210 Interest payable and similar expenses (31) - (31) (90) - (90) Exchange (losses)/gains (24) - (24) (400) - (400) Profit/(loss) on disposal of operations - - - - - - Profit/(loss) before taxation 3,948 (22) 3,926 4,499 (186) 4,315 Tax on profit (1,148) - (1,148) (993) - (993) Profit after taxation 2,800 (22) 2,778 3,506 (186) 3,322 Other comprehensive income (245) 12 (233) (346) (25) (371) Total comprehensive income for the year 2,555 (10) 2,545 3,160 (211) 2,949 Profit for the financial year is attributable to: - Owners of the parent company 1,904 2,196 - Non-controlling interests 641 753 2,545 2,949

3 UNAUDITED GROUP STATEMENT OF FINANCIAL POSITION AS AT 31 MARCH 2024 AND AS AT 31 DECEMBER 2023 Q1 2024 Q4 2023 Notes £'000 £'000 £'000 £'000 Fixed assets Intangible assets 4 2,757 2,565 Tangible assets 141 169 Investments 75 75 2,973 2,809 Current assets Debtors 3,584 519 Prepayments and accrued income 32,336 31,549 Investments (5) 177 Cash and cash equivalents 29,150 33,802 65,065 66,048 Creditors: amounts falling due within one year Taxation and social security 367 349 Other creditors 5,723 6,335 Deferred income 33,996 37,602 Accruals 4,348 3,501 44,434 47,787 Net current assets 20,631 18,261 Total assets less current liabilities 23,604 21,070 Provisions Deferred tax (asset)/liability (22) (21) 22 21 Net assets 23,626 21,091 Capital and reserves Called up share capital 2 2 Share premium account 1,245 1,245 Profit and loss reserves 18,000 16,244 Equity attributable to owners of the parent company 19,247 17,491 Non-controlling interests 4,379 3,600 23,626 21,091

4 UNAUDITED GROUP STATEMENT OF FINANCIAL POSITION (CONTINUED) AS AT 31 MARCH 2024 AND AS AT 31 DECEMBER 2023 The financial statements were approved by the board of directors and authorised for issue on 2 August 2024 and are signed on its behalf by: J P Cavanagh Director Company registration number 10198821 (England and Wales)

5 BEAT CAPITAL PARTNERS LIMITED UNAUDITED GROUP STATEMENT OF CHANGES IN EQUITY FOR THE PERIOD ENDED 31 MARCH 2024 AND PERIOD ENDED 31 MARCH 2023 Share capital Share premium account Profit and loss reserves Total controlling interest Non- controlling interest Total Notes £'000 £'000 £'000 £'000 £'000 £'000 Balance at 1 January 2023 2 1,223 18,515 19,739 2,848 22,587 Period ended 31 March 2023: Profit for the period - - 2,196 2,196 753 2,949 Issue of share capital - 31 31 86 117 Dividends - - - - (759) (759) Effect of changes in non-controlling interests in existing subsidiaries - - (216) (216) 216 - Balance at 31 March 2023 2 1,254 20, 495 21,751 3,143 24,894 Balance at 1 January 2024 Period ended 31 March 2024: 2 1,245 16,245 17,492 3,600 21,092 Profit for the period - - 1,904 1,904 641 2,545 Dividends - - - - - - Effect of changes in non-controlling interests in existing subsidiaries (149) (149) 149 - Subsidiary share buyback - - - - (30) (30) Issue of share capital - - - - 19 19 Balance at 31 March 2024 2 1,245 18,000 19,247 4,379 23,626

6 UNAUDITED GROUP STATEMENT OF CASH FLOWS FOR THE PERIOD ENDED 31 MARCH 2024 AND 31 MARCH 2023 Period ended 31 March 2024 Period ended 31 March 2023 Notes £'000 £'000 £'000 £'000 Cash flows from operating activities Cash (absorbed by)/generated from operations 7 (5,115) (9,132) Investing activities Purchase of intangible assets (353) (98) Purchase of tangible fixed assets - - Interest received 273 210 Dividends received 231 3,841 Investment return 166 (179) Net cash generated from/(used in) investing activities 317 3,774 Financing activities Proceeds from issue of shares - 31 Interest paid (18) (90) Dividends paid to non-controlling interests - (759) Net cash used in financing activities (18) (818) Net (decrease)/increase in cash and cash equivalents (4,817) (6,176) Cash and cash equivalents at beginning of period 33,802 40,054 Effect of foreign exchange rates 164 (1,033) Cash and cash equivalents at end of year 29,150 32,846

7 NOTES TO THE GROUP FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 MARCH 2024 1 Accounting policies Company information Beat Capital Partners Limited (“the company”) is a private limited company domiciled and incorporated in England and Wales. The registered office is 5th Floor 6 Bevis Marks, London, EC3A 7BA. The group consists of Beat Capital Partners Limited and all of its subsidiaries. 1.1 Basis of preparation These financial statements have been prepared in accordance with FRS 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” (“FRS 102”), The Financial Reporting Standard for interim reporting (“FRS 104”) and the requirements of the Companies Act 2006. The 2022 financial statements were prepared in accordance with FRS103 Insurance Contracts and the requirements of the Companies Act 2006. The financial statements are prepared in sterling, which is the functional currency of the Company and Group. Monetary amounts in these financial statements are rounded to the nearest £'000. The Group financial statements have been prepared under the historical cost convention. The principal accounting policies adopted are set out below. The condensed consolidated financial statements should be read in conjunction with Beat Capital Partners Limited 2023 consolidated financial statements. The accounting policies are the same as those applied in the consolidated financial statements. The company is a qualifying entity for the purposes of FRS 102, being a member of a group where the parent of that group prepares publicly available consolidated financial statements, including this company, which are intended to give a true and fair view of the assets, liabilities, financial position and profit or loss of the group. The company has therefore taken advantage of exemptions from the following disclosure requirements for parent company information presented within the consolidated financial statements: • Section 7 ‘Statement of Cash Flows’: Presentation of a statement of cash flow and related notes and disclosures; • Section 11 ‘Basic Financial Instruments’ and Section 12 ‘Other Financial Instrument Issues: Interest income/ expense and net gains/losses for financial instruments not measured at fair value; basis of determining fair values; details of collateral, loan defaults or breaches, details of hedges, hedging fair value changes recognised in profit or loss and in other comprehensive income; • Section 33 ‘Related Party Disclosures’: Compensation for key management personnel. 1.2 Basis of consolidation The consolidated group financial statements consist of the financial statements of the parent company Beat Capital Partners Limited together with all entities controlled by the parent company (its subsidiaries) and the group’s share of its interests in joint ventures and associates. All financial statements are made up to 31 March 2024. Where necessary, adjustments are made to the financial statements of subsidiaries to bring the accounting policies used into line with those used by other members of the group. All intra-group transactions, balances and unrealised gains on transactions between group companies are eliminated on consolidation. Unrealised losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Subsidiaries are consolidated in the group’s financial statements from the date that control commences until the date that control ceases.

8 NOTES TO THE GROUP FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 MARCH 2024 1 Accounting policies (Continued) Entities in which the group holds an interest and which are jointly controlled by the group and one or more other venturers under a contractual arrangement are treated as joint ventures. Entities other than subsidiary undertakings or joint ventures, in which the group has a participating interest and over whose operating and financial policies the group exercises a significant influence, are treated as associates. Investments in joint ventures and associates are carried in the group statement of financial position at cost plus post- acquisition changes in the group’s share of the net assets of the entity, less any impairment in value. The carrying values of investments in joint ventures and associates include acquired goodwill. If the group’s share of losses in a joint venture or associate equals or exceeds its investment in the joint venture or associate, the group does not recognise further losses unless it has incurred obligations to do so or has made payments on behalf of the joint venture or associate. Unrealised gains arising from transactions with joint ventures and associates are eliminated to the extent of the group’s interest in the entity. The same accounting policies and methods of computation have been followed in the interim financial statements as compared with the annual financial statements for the year ended 31 December 2023. 1.3 Going concern At the time of approving the financial statements, the directors have a reasonable expectation that the group has adequate resources to continue in operational existence for the foreseeable future. Thus the directors continue to adopt the going concern basis of accounting in preparing the financial statements. The Company and the Group have adequate resource to continue trading for the foreseeable future and the directors intend for it to do so. The Company has a bank overdraft facility of up to £4m to support liquidity, a facility with its shareholder of £6m to further support working capital and future investment. There has been no loan covenant breaches. Accordingly, the directors continue to adopt the going concern basis for accounting in preparing the Group Financial Statements. 1.4 Discontinued operations The group classifies operations as discontinued when a sale transaction has been agreed for that operation and is a separate major line of business. The results arising from discontinued operations are included in the consolidated statement of profit or loss and the split of discontinued operations from continuing operations is shown in the consolidated statement of profit or loss. All other notes to the financial statements include amounts for continuing operations unless indicated otherwise.

9 NOTES TO THE GROUP FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 MARCH 2024 2 Judgements and key sources of estimation uncertainty In the application of the group’s accounting policies, the directors are required to make judgements, estimates and assumptions about the carrying amount of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised where the revision affects only that period, or in the period of the revision and future periods where the revision affects both current and future periods. Critical judgements The following judgements (apart from those involving estimates) have had the most significant effect on amounts recognised in the financial statements. Profit commission The Group provides for profit commission receivable based on the financial performance of the related lines of business. The Group re-assesses the amount of profit commission receivable, on all underwriting years of account that have been open during the financial period, at each balance sheet date. 3 Revenue Turnover analysed by type Q1 2024 £'000 Q1 2023 £'000 Profit commission - - Commissions receivable 9,723 9,855 Other income 1,967 1,441 11,690 11,296

10 NOTES TO THE GROUP FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 MARCH 2024 4 Intangible fixed assets Group Software Cost £'000 At 31 December 2023 2,820 Additions 353 At 31 March 2024 3,173 Amortisation and impairment At 1 January 2024 255 Amortisation charged for the period 161 At 31 March 2024 416 Carrying amount At 31 December 2023 2,565 At 31 March 2024 2,757 5 Post balance sheet events On the 5 June 2024, Ambac Financial Group, Inc. (“Ambac”), a NYSE listed insurance holding company, has signed a definitive agreement to acquire a 60% controlling stake in the Company. The transaction completed on the 2 August 2024. Pursuant to the agreement, Ambac has purchased 60% of Beat from existing shareholders, including Bain Capital and Beat’s management team. Consistent with Ambac’s philosophy of financial alignment of interests with its business partners, Beat’s management team and Bain Capital each has retained an equity stake of approximately 20% in Beat.

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 MARCH 2024

6 Related party transactions

Beat Capital Partners Limited, is registered in England and Wales at 5th Floor, 6 Bevis Marks, London, EC3A 7BA, United Kingdom. It is the ultimate parent company of the Group of companies as at 31 March 2024 and there is no controlling party over the Company. All transactions between group companies have taken place at arm's length.

Transactions with Directors

Certain directors of the Company are also directors of other group companies. In all cases, transactions between the Company and other entities within the group are carried out on normal arm's length commercial terms.

J Cavanagh, T Milligan and P Rayner are Lloyd's Names and participate on Syndicate 4242 which the Group underwrite (re)insurance business on behalf of.

J Cavanagh is a non-Executive director of Hampden Capital Plc. They provide services to members of Syndicate 4242. All business is conducted on normal arm's length commercial terms.

T Milligan and P Rayner are de minimis shareholders of Previse, a partner of Peterborough Agency Limited that the Company wholly owns. All business is conducted on normal arm's length commercial terms.

P Rayner is a director of Cadenza Re Limited. They are an associated company of Beat Capital Partners Limited.

B Schnitzer and P Rayner are shareholders in, and B Schnitzer is a director of, Paraline Group Ltd which is a shareholder in the Company.

Transactions with Related Parties

On 28 March 2024 Beat Capital Partners Limited paid interest of £18k to Buffalo BCC Bidco Limited, a shareholder of the Company.

7 Cash (absorbed by)/generated from group operations

	Q1 2024	Q1 2023
	£'000	£'000
Total comprehensive income for the period	2,544	2,949
Adjustments for:		
Corporation tax charge	1,148	993
Finance costs	18	90
Investment income	175	(633)
Other comprehensive income	233	371
Interest receivable	(273)	(210)
Amortisation and impairment of intangible assets	161	-
Depreciation and impairment of tangible fixed assets	27	22
Corporation tax paid	(1,430)	(905)
Share of Lloyd's member cash movement	-	1,301
Parent company dividends received	(230)	(3,841)
Movements in working capital:		
(Increase)/decrease in debtors	(3,830)	7
Increase/(decrease) in creditors	(3,658)	(9,276)
Cash (absorbed by)/generated from operations	(5,115)	(9,132)

11

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 MARCH 2024

8 Discontinued operations

The group has discontinued operations relating to Three areas, transactions relating to Beat CCM Nine Limited, Peterborough Agency Limited and Marcato Marine Insurance Services LLC. The results included in the group statement of comprehensive income above are shown by entity below:

Period ended 31 March 2023	**Peterborough Agency Limited**	**Marcato Marine Insurance Services LLC**	**Beat CCM Nine Limited**	**Total**
	£'000	**£'000**	**£'000**	**£'000**
Turnover	151	8	-	159
Admin expenses	(20)	(325)	-	(345)
Profit/(loss) before taxation	**131**	**(317)**	-	**(186)**
Tax on profit/loss	-	-	-	-
Profit/(loss) after taxation	**131**	**(317)**	-	**(186)**
Other comprehensive income	-	-	-	-
Total comprehensive income	**131**	**(317)**	-	**(186)**

Period ended 31 March 2024	**Peterborough Agency Limited**	**Marcato Marine Insurance Services LLC**	**Beat CCM Nine Limited**	**Total**
	£'000	**£'000**	**£'000**	**£'000**
Turnover	4	-	-	4
Admin expenses	(2)	(24)	-	(26)
Profit/(loss) before taxation	**2**	**(24)**	-	**(22)**
Tax on profit/loss	-	-	-	-
Profit/(loss) after taxation	**2**	**(24)**	-	**(22)**
Other comprehensive income	-	12	-	**12**
Total comprehensive income	**2**	**(12)**	-	**(10)**

9 Summary of significant differences between UK GAAP and US GAAP

The consolidated interim financial statements of the Group have been prepared in accordance with generally accepted accounting practice in the United Kingdom (UK GAAP), which differ in certain significant respects from generally accepted accounting principles in the United States (US GAAP). A description of the differences and their effects on total comprehensive income and shareholders' equity are set out below:

Description of differences between UK GAAP and US GAAP

a. Profit commission

This adjustment converts revenue from UK GAAP to US GAAP. Under UK GAAP, revenue is recognised to the extent that it is probable that the economic benefits will flow to the Group and the revenue can be reliably measured, regardless of when the payment is being made. Revenue is measured at the fair value of the consideration received or receivable, taking into account contractually defined terms of payment and excluding taxes or duty. Under US GAAP, revenue is recognised when or as performance obligations are satisfied by transferring of the service to the insureds, as the customer. Control either transfers over time or at a point in time, which affects when revenue is recorded. The difference in the timing of revenue recognition results in a £2,286k increase and £2,263k increase to accrued commissions for quarters ended 31 March 2024 and 31 March 2023 respectively, and an increase of £7,784k increase and £7,382k to consolidated shareholders' equity for quarters ended 31 March 2024 and 31 March 2023, and affected the following line items in the financial statements:

	2024	**2023**
	£'000	**£'000**
Total comprehensive income: increase		
Turnover	2,286	2,263
	2,286	**2,263**
Total Shareholders' equity: increase		
Debtors	7,784	7,382
	7,784	**7,382**

12

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 MARCH 2024

9 Summary of significant differences between UK GAAP and US GAAP (continued)

b. Bonus accrual

Under UK GAAP, the Group recognises bonuses once they are determined as the group operates a fully discretionary bonus scheme. Therefore, outside of non-discretionary bonuses, the bonus is recognised in April each year after the service year it relates to. Under US GAAP, bonuses are generally accrued throughout the year in the year of service. Bonuses have been adjusted for the quarters ended 31 March 2024 and 31 March 2023 amounting to £652k for both periods. The following line items were adjusted for in the financial statements:

	2024	**2023**
	£'000	**£'000**
Total comprehensive income: (decrease)		
Administrative expenses	(652)	(652)
	(652)	**(652)**
Total Shareholders' equity: decrease)		
Creditors: Amounts falling due within one year	(3,265)	(2,186)
	(3,265)	**(2,186)**

c. Leases

Under UK GAAP, a lessee classifies a lease as either finance or operating. Finance leases are capitalised as assets, with the concurrent recognition of an obligation. Operating leases are treated as annual rental expenses on a straight-line basis taking into consideration rent free periods. The Group only has operating leases and was not required to capitalise lease balances.

Under US GAAP, a lessee classifies a lease as either finance or operating. All leases were classified as operating leases under US GAAP. A lease liability and right of use asset are recognised on the balance sheet. The lease liability is measured at the present value of lease payments that are not paid at commencement and discounted using the interest rate implicit in the lease, if that rate can be readily determined, otherwise using the incremental borrowing rate. The right-of-use asset is recognised on the balance sheet and is measured as the initial amount of the lease liability, plus any lease payments and initial direct costs incurred, minus any lease incentives received. Operating leases are typically expensed on a straight-line basis. The difference in the models resulted in a decrease of profit of £40k to consolidated shareholder's equity in both quarters ended 31 March 2023 and 2024. The following line items in the financial statements were adjusted:

	2024	**2023**
	£'000	**£'000**
Total comprehensive income: (decrease)		
Administrative expenses	-	-
	-	**-**
Total Shareholders' equity: decrease)		
Tangible fixed assets	611	1,004
Creditors : Amounts falling due within 1 year	(651)	(1,044)
	(40)	**(40)**

13

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 MARCH 2024

9 Summary of significant differences between UK GAAP and US GAAP (continued)

d. Income taxes
The tax effects of the adjustments described above is calculated as an adjustment to consolidated total comprehensive income and shareholder's equity.

e. Non-controlling interests
Non-controlling interests (NCI) is adjusted for each of the above listed significant adjustments.

Significant adjustments to consolidated total comprehensive income

The significant adjustments to total comprehensive income for the quarters ended 31 March 2024 and 2023 which would be required if US GAAP had been applied, instead of UK GAAP in the consolidated financial statements are set out below.

	References	**2024**	**2023**
		£'000	**£'000**
Total comprehensive income according to the consolidated statement of comprehensive income prepared under UK GAAP		**2,544**	**2,949**
US GAAP adjustments- increase/(decrease) due to:			
Profit Commission	a	2,286	2,263
Bonus Accrual	b	(652)	(652)
Leases	c	-	-
Tax	d	(432)	(427)
		1,202	1,185
Total comprehensive income in accordance with U.S. GAAP		**3,746**	**4,135**
Non-controlling interests - US GAAP adjustments	e	531	540
Profit for the financial year is attributable to:			
- Owners of the parent company		2,574	2,842
- Non-controlling interests		1,172	1,293
		3,746	**4,135**

14

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 MARCH 2024

9 Summary of significant differences between UK GAAP and US GAAP (continued)

Significant adjustments to consolidated shareholders equity

The significant adjustments to shareholders equity for the quarters ended 31 March 2024 and 2023 which would be required if US GAAP had been applied, instead of UK GAAP in the consolidated financial statements are set out below.

	References	2024	2023
		£'000	£'000
Total shareholders equity according to the consolidated statement of financial position prepared under UK GAAP		**23,626**	**24,891**
US GAAP adjustments- increase/(decrease) due to:			
Profit Commission	a	7,784	7,382
Bonus Accrual	b	(3,265)	(2,186)
Leases	c	(40)	(40)
Income taxes	d	(1,381)	(1,455)
		3,099	3,701
Shareholders equity in accordance with U.S. GAAP		**26,725**	**28,592**
Non-controlling interests (NCI) - US GAAP adjustments	e	531	540
Equity attributable to owners of the parent company		21,814	24,909
Non-controlling interests		4,910	3,683
		26,725	**28,592**

Significant adjustments to consolidated statement of cash flows

No significant adjustments were required to the consolidated statement of cash flow if US GAAP had been applied instead of UK GAAP, with the exception of interest paid being classified as a financing activity under UK GAAP and as operating activity under US GAAP, amounting to £18k and £90k for the quarters ended 31 March 2024 and 2023 respectively.

15